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                                                                EXHIBIT 10.26


                SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
                    DATED SEPTEMBER 13, 1995 BETWEEN
           STEPHEN G. McCONAHEY AND EVEREN CAPITAL CORPORATION

     WHEREAS, on September 13, 1995, EVEREN Capital Corporation (the "Company") and STEPHEN G. McCONAHEY ("Executive") entered into an
Employment Agreement ("the Employment Agreement"); and

     WHEREAS, on March 28, 1996, the Company and Executive executed an amendment to that Employment Agreement; and

     WHEREAS, the Company and Executive desire to further amend the Employment Agreement in accordance with paragraph 12 thereof.

     NOW THEREFORE, the parties, intending to be legally bound hereby, amend the Employment Agreement as follows:

     1. Paragraph 7(a) of the Employment Agreement, as amended, is hereby further amended as follows:

          In the last sentence of paragraph 7(a), "125%" is amended to read "150%".

     2. Paragraph 7(b) of the Employment Agreement, as amended, is hereby further amended as follows:

          In the last sentence of the first paragraph of paragraph 7(b), "275%" is amended to read "300%".

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, personally and as corporate officers duly authorized, on the date set forth below.


                                   EVEREN Capital Corporation

2/7/97                             By: /s/ Stanley R. Fallis
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Date
                                   Its: Senior Executive Vice President
                                        --------------------------------
                         Executive:

2/7/97                             /s/ Stephen G. McConahey
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Date                               Stephen G. McConahey